                               BISHOP STREET FUNDS

        EQUITY FUND, HIGH GRADE INCOME FUND, HAWAII MUNICIPAL BOND FUND,
                MONEY MARKET FUND AND TREASURY MONEY MARKET FUND

                           INSTITUTIONAL CLASS SHARES

                         SUPPLEMENT DATED JUNE 14, 1999
                       TO PROSPECTUS DATED APRIL 30, 1999

The Supplement provides new and additional information beyond that contained in the Prospectus, and should be read in conjunction with the Prospectus.

The third paragraph in the section entitled "HOW TO PURCHASE FUND SHARES" on page 15 of the Prospectus should be removed and replaced with the following:

Institutional Class Shares may be purchased by: (i) holders of fiduciary, advisory, agency, custodial and other similar accounts maintained with BancWest Corporation and its banking and non-banking subsidiaries; (ii) shareholders of the Bishop Street Funds with an existing Fund account prior to June 14, 1999; (iii) registered investment advisors, regulated by a federal or state governmental authority, or financial planners who purchase shares for an account for which they are authorized to make investment decisions and who are compensated by their clients for their services; (iv) retirement and other benefit plans sponsored by governmental entities; and
(v) financial institutions, which may purchase shares on their own account or as record owner on behalf of their fiduciary, agency or custodial accounts. You may also purchase Institutional Class Shares of the Bishop Street Money Market Fund through a representative of BancWest Corporation and its banking and non-banking subsidiaries.

The first sentence of the section entitled "MINIMUM PURCHASES & AUTOMATIC INVESTMENT PLANS" should be removed and replaced with the following:

You may open an account with a $1,000 minimum initial investment per fund ($500 for those investing in retirement plans and for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries).

The first sentence of the second paragraph of the section entitled "MINIMUM PURCHASES & AUTOMATIC INVESTMENT PLANS" should be removed and replaced with the following:

If you have a checking or savings account, you may establish an AIP and open an account with a $100 minimum initial investment per fund ($50 for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries).

The first sentence of the section entitled "INVOLUNTARY SALES OF YOUR SHARES" should be removed and replaced with the following:

If your account balance drops below $1,000 ($500 for those investing in retirement plans; $100 for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries, who have arranged to purchase shares through the AIP) because of redemptions, you may be required to sell your shares.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                               BISHOP STREET FUNDS
                   A MUTUAL FUND FAMILY ADVISED BY FIRST HAWAIIAN BANK EQUITY FUND, HIGH GRADE INCOME FUND, HAWAII MUNICIPAL BOND FUND,
                MONEY MARKET FUND AND TREASURY MONEY MARKET FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                           INSTITUTIONAL CLASS SHARES
                APRIL 30, 1999 AS SUPPLEMENTED ON JUNE 14, 1999

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of the Bishop Street Funds. Please read this in conjunction with the Bishop Street Funds' prospectus dated April 30, 1999. Prospectuses may be obtained through the Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456.

                           TABLE OF CONTENTS
                                                                 Page
The Trust.........................................................S-2
Description of Permitted Investments..............................S-2
Investment Limitations...........................................S-12
The Adviser......................................................S-13
The Sub-Adviser..................................................S-14
The Administrator................................................S-15
The Distributor..................................................S-16
The Transfer Agent...............................................S-17
The Custodian....................................................S-17
Independent Auditors.............................................S-17
Legal Counsel....................................................S-17
Trustees and Officers of the Trust...............................S-18
Reporting........................................................S-20
Performance......................................................S-21
Calculation of Total Return......................................S-22
Purchasing Shares................................................S-24
Redeeming Shares.................................................S-24
Determination of Net Asset Value.................................S-24
Taxes............................................................S-26
Fund Transactions................................................S-31
Description of Shares............................................S-33
Voting...........................................................S-35
Shareholder Liability............................................S-35
Limitation of Trustees' Liability................................S-35
5% and 25% Shareholders..........................................S-36
Financial Information............................................S-37

                            THE TRUST

         Bishop Street Funds (the "Trust") is an open-ended management investment company. The Trust is organized under Massachusetts law, as a Massachusetts business trust, under an Amended and Restated Agreement and Declaration of Trust dated September 1, 1994. The Agreement and Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the "shares") and separate classes of funds. Shareholders may purchase shares in certain funds through two separate classes, Class A and Institutional Class, which provide for variations in sales charges, distribution costs, transfer agent fees, voting rights and dividends. Except for differences between the Class A shares and the Institutional Class shares pertaining to sales charges, distribution and shareholder servicing, voting rights, dividends and transfer agent expenses, each share of each series represents an equal proportionate interest in that series. Please see "Description of Shares" for more information.

         This Statement of Additional Information relates to the Institutional Class shares of the Trust's Equity Fund, High Grade Income Fund, Hawaii Municipal Bond Fund, Money Market Fund and Treasury Money Market Fund (the "Funds").

                  DESCRIPTION OF PERMITTED INVESTMENTS

         The following information supplements the information about permitted investments set forth in the Prospectus.

                          FUND INVESTMENTS & PRACTICES

LEGEND
  %      - Maximum percentage permissible.  All percentages shown are of total assets unless otherwise noted.
  X      - No Policy limitation; Fund may be currently using.
  *      - Permitted, but not typically used.
  -      - Not permitted

--------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS
-------------------------------------------------------------------------- -------------------- --------------------
                                                                                                     TREASURY
                                                                              MONEY MARKET         MONEY MARKET
                                                                                  FUND                 FUND
--------------------------------------------------------------------------------------------------------------------
TRADITIONAL INVESTMENTS
-------------------------------------------------------------------------- -------------------- --------------------
Bank Obligations                                                                    X                    -
-------------------------------------------------------------------------- -------------------- --------------------
Commercial Paper                                                                    X(1)                 -
-------------------------------------------------------------------------- -------------------- --------------------
Municipal Securities                                                                X(2)                 -
-------------------------------------------------------------------------- -------------------- --------------------
Repurchase Agreements                                                               X                    X(3)
-------------------------------------------------------------------------- -------------------- --------------------
U.S. Government Agency and Treasury Obligations                                     X                    X(4)
-------------------------------------------------------------------------- -------------------- --------------------
Zero Coupon Obligations                                                             X                    -
-------------------------------------------------------------------------- -------------------- --------------------
Variable & Floating Rate Instruments                                                X                    -
-------------------------------------------------------------------------- -------------------- --------------------
Yankee Bonds                                                                        X                    -
--------------------------------------------------------------------------------------------------------------------


INVESTMENT PRACTICES
-------------------------------------------------------------------------- -------------------- --------------------
Borrowing                                                                         33 1/3%               33 1/3%
-------------------------------------------------------------------------- -------------------- --------------------
Illiquid Securities                                                               10%(5)                10%(5)
-------------------------------------------------------------------------- -------------------- --------------------
Securities Lending                                                                50%                   50%
-------------------------------------------------------------------------- -------------------- --------------------
Standby Commitments                                                               33 1/3%               33 1/3%
-------------------------------------------------------------------------- -------------------- --------------------
When-Issued Securities                                                            33 1/3%                  33 1/3%
-------------------------------------------------------------------------- -------------------- --------------------

1.   Rated in the highest category by S&P or Moody's, or unrated equivalent.
2. Rated in the two highest ratings categories by S&P or Moody's, or unrated equivalent.
3.   Limited to repurchase agreements involving U.S. Treasury Obligations.
4.   Limited to U.S. Treasury Obligations.
5.   Percentage based on net assets, not total assets.

--------------------------------------------------------------------------------------------------------------------
NON-MONEY MARKET FUNDS
---------------------------------------------------------------- ---------------- ---------------- -----------------
                                                                                      HAWAII
                                                                                     MUNICIPAL        HIGH GRADE
                                                                   EQUITY FUND       BOND FUND       INCOME FUND
--------------------------------------------------------------------------------------------------------------------
                                                            TRADITIONAL INVESTMENTS
---------------------------------------------------------------- ---------------- ---------------- -----------------
ADRs                                                                   35%               -                X
---------------------------------------------------------------- ---------------- ---------------- -----------------
Asset-Backed Securities                                                 -                -               35%(7)
---------------------------------------------------------------- ---------------- ---------------- -----------------
Bank Obligations                                                        -                -               35%(1)
---------------------------------------------------------------- ---------------- ---------------- -----------------
Commercial Paper                                                        -                -               35%(1)
---------------------------------------------------------------- ---------------- ---------------- -----------------
Convertible Securities                                                 35%               -                -
---------------------------------------------------------------- ---------------- ---------------- -----------------
Corporate Debt Obligations                                              -              20%(3)              X(1),(2)
---------------------------------------------------------------- ---------------- ---------------- -----------------
Equity Securities                                                       X                -                -
---------------------------------------------------------------- ---------------- ---------------- -----------------
Investment Company Shares                                              10%              10%              10%
---------------------------------------------------------------- ---------------- ---------------- -----------------
Mortgage-Backed Securities                                              -                -               35%(4)
---------------------------------------------------------------- ---------------- ---------------- -----------------
Municipal Securities                                                    -                X(5)              -
---------------------------------------------------------------- ---------------- ---------------- -----------------
Repurchase Agreements                                                  35%             20%(3)            35%
---------------------------------------------------------------- ---------------- ---------------- -----------------
Restricted Securities                                                  15%              15%              15%
---------------------------------------------------------------- ---------------- ---------------- -----------------
Securities of Foreign Issuers                                           *                -                 X(1)
---------------------------------------------------------------- ---------------- ---------------- -----------------
Supranational Agency Obligations                                        -                -               35%
---------------------------------------------------------------- ---------------- ---------------- -----------------
U.S. Government Agency and Treasury Obligations                         -              20%(3)              X(6)
---------------------------------------------------------------- ---------------- ---------------- -----------------
Variable & Floating Rate Instruments                                    -                X                 X
---------------------------------------------------------------- ---------------- ---------------- -----------------
Zero Coupon Obligations                                                 -                X                 X
--------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICES
---------------------------------------------------------------- ---------------- ---------------- -----------------
Borrowing                                                             33 1/3%          33 1/3%           33 1/3%
---------------------------------------------------------------- ---------------- ---------------- -----------------
Illiquid Securities                                                   15%(3)           15%(3)            15%(3)
---------------------------------------------------------------- ---------------- ---------------- -----------------
Securities Lending                                                    15%              15%               50%
---------------------------------------------------------------- ---------------- ---------------- -----------------
Standby Commitments                                                   33 1/3%          33 1/3%           33 1/3%
---------------------------------------------------------------- ---------------- ---------------- -----------------
When-Issued Securities                                                33 1/3%          33 1/3%           33 1/3%
---------------------------------------------------------------- ---------------- ---------------- -----------------

1. Rated in the two highest ratings category by S&P or Moody's, or unrated equivalent.

2. May invest up to 5% in securities rated BBB by S&P or BAA by Moody's, or unrated equivalent.
3.   Percentage is based on net assets, not total assets.
4. Includes privately issued mortgage-backed securities rated A or higher by S&P or Moody's, or unrated equivalents.
5. Will invest at least 65% of its assets in municipal securities issued by the State of Hawaii. Will invest at least 80% of its net assets in investment grade securities that pay income exempt from regular federal income tax.
6.   May invest in U.S. Treasury Receipts.
7. Rated in the three highest ratings categories by S&P or Moody's, or unrated equivalents.

         AMERICAN DEPOSITARY RECEIPTS (ADRS) -- ADRs are securities typically issued by U.S. financial institutions (depositaries). ADRs represent ownership interests in a security, or a pool of securities, issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without the participation of the issuer of the underlying security.

         ARMs (ADJUSTABLE RATE MORTGAGE SECURITIES) are pass-through certificates representing ownership in a pool of adjustable rate mortgages. ARMs make monthly payments based on a pro rata share of interest and principal payments, and prepayments of principal on the pool of underlying mortgages. The adjustable rate feature reduces, but does not eliminate, price fluctuations in this type of mortgage-backed security.

         ASSET-BACKED SECURITIES are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases, and credit card receivables. These securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities may also be OBLIGATIONS, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning these assets and issuing DEBT OBLIGATIONS.

         BANK OBLIGATIONS are SHORT-TERM OBLIGATIONS issued by U.S. and foreign banks, including bankers' acceptances, certificates of deposit, custodial receipts, and time deposits.

         COMMERCIAL PAPER is a term used to describe unsecured short-term promissory notes issued by municipalities, corporations, and other entities that have maturities generally from a few days to nine months.

         FOREIGN SECURITIES -- U.S. dollar denominated obligations of foreign issuers may consist of obligations of foreign branches of U.S. banks and of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee

Certificates of Deposits, and investments in Canadian Commercial Paper, foreign securities and Europaper. American Depositary Receipts have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         GNMA SECURITIES--Securities issued by the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. Government corporation, guarantee the timely payment of principal and interest. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. The scheduled monthly interest and principal payments relating to mortgages in the pool are "passed through" to investors. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

         GOVERNMENT PASS-THROUGH SECURITIES are securities issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

         ILLIQUID SECURITIES are securities that cannot be disposed of within seven days at approximately the price at which they are being carried on a mutual fund's books.

         INVESTMENT COMPANY SHARES--Shares of other mutual funds which may be purchased by the Funds to the extent consistent with applicable law. Under these rules and regulations of the Investment Company Act of 1940 (the "1940 Act"), a Fund is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Fund would own more than 3% of the total voting stock of the company; securities issued by any one investment company represented more than 5% of the Fund's assets; or securities (other than treasury stock) issued by all investment companies would represent more than 10% of the total assets of the Fund. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders of the Funds would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

         MORTGAGE-BACKED--Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-through certificates, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of issuers payable out of the issuers' general funds and additional secured by a first lien on a pool of single family properties).

         Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence. Investors purchasing CMOs in the shortest maturities receive or are credited with their PRO RATA portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, CMOs in longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and while some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, CMOs themselves are not generally guaranteed by the U.S. Government or any other entity.

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         MUNICIPAL SECURITIES -- Municipal notes include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

         Private activity bonds are issued by or on behalf of states or political subdivisions thereof to finance privately owned or operated facilities for business and manufacturing housing, sports, and pollution control and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports parking and low income housing. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the facility's user to meet its financial obligations and may be secured by a pledge of real and personal property so financed.

         Investments in floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser's opinion be equivalent to the long-term bond or commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

         The Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity in order to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Funds will limit their put transactions to those with institutions which the Adviser believes present minimum credit risks, and the Adviser will use its best efforts to initially determine and thereafter monitor the financial strength of the put providers by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers where adequate current financial information is not available. In the event that any writer is unable to honor a put for financial reasons, the affected Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities in certain circumstances (for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit); or a provision in the contract may provide that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. A Fund could, however, sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

         Municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to a Fund, such Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Funds may purchase subject to a put. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Funds including such securities, the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

SPECIAL CONSIDERATIONS RELATING TO HAWAII MUNICIPAL SECURITIES

         The ability of issues to pay interest on, and repay principal of, Hawaii Municipal Securities may be affected by: (1) the general financial condition of the State of Hawaii; (2) amendments to the Hawaii Constitution and related statutes that limit the taxing and spending authority of Hawaii government entities; (3) voter initiatives; (4) civil actions; and (5) a wide variety of Hawaii laws and regulations.

         Municipal securities which are payable only from the revenues derived from a particular facility may be adversely affected by Hawaii laws or regulations which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal including, among others, laws and regulations which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Municipal securities, the payment of interest and principal on which is insured in whole or in part by a Hawaii governmentally created fund, may be adversely affected by Hawaii laws or regulations which restrict the aggregate proceeds available for payment of principal and interest in the event of a default on such municipal securities. Similarly, municipal securities, the payment of interest and principal on which is secured, in whole or in part, by an interest in real property may be adversely affected by Hawaii laws which limit the availability of remedies or the scope of remedies available in the event of a default on such municipal securities. Because of the diverse nature of such laws and regulations and the impossibility of either predicting in which specific municipal securities the Hawaii Municipal Bond Fund will invest from time to time or predicting the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws and regulations on the securities in which the Fund may invest and, therefore, on the shares of the Fund.

         OTHER INVESTMENTS -- The Funds are not prohibited from investing in obligations of banks which are clients of SEI Investments Company ("SEI"). However, the purchase of shares of the Trust by them or by their customers will not be a consideration in determining which bank obligations the Funds will purchase. The Funds will not purchase obligations of the Adviser or the Sub-Adviser.

         PRIVATE PASS-THROUGH SECURITIES are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

         REPURCHASE AGREEMENTS are agreements by which a person (E.G., a Fund) obtains a security and simultaneously commits to return the security to the seller (a financial institution deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trustees) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity date of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         Repurchase agreements are considered to be loans by the participating Fund for purposes of its investment limitations. Repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement. Under all repurchase agreements entered into by the Funds, the Fund takes actual or constructive possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate.

         SECURITIES LENDING--Each of the Funds may lend securities pursuant to agreements requiring that the loans be continuously secured by cash or liquid securities as collateral equal to 100% of the market value at all times of the securities lent. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceed one-third of the value of its total assets taken at fair market value. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party.

         STANDBY COMMITMENTS AND PUTS permit the holder to sell securities subject to the standby commitment or put at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable.

         STRIPPED MORTGAGE-BACKED SECURITIES (SMBs) are usually structured with two classes that receive specified proportions of monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments, and the other class may receive all of the principal payments. SMBs are extremely sensitive to changes in interest rates because of the impact of prepayment of principal on the underlying mortgage securities.

         SUPRANATIONAL AGENCY OBLIGATIONS are DEBT OBLIGATIONS established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank, and the Nordic Investment Bank.

         U.S. GOVERNMENT AGENCY OBLIGATIONS are obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, and others are supported only by the credit of the agency or instrumentality.

         U.S. TREASURY OBLIGATIONS consist of bills, notes, and bonds issued by the U.S. Treasury. They also consist of separately traded interest and principal component parts of these obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities (STRIPS). Receipts are similar to STRIPS, but are issued by banks or broker-dealers, and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the income from the receipts for the benefit of the receipt owners.

         VARIABLE AMOUNT MASTER DEMAND NOTES are DEBT OBLIGATIONS which may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Trust, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded.

         VARIABLE AND FLOATING RATE INSTRUMENTS involve certain DEBT OBLIGATIONS that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices.

         WHEN-ISSUED SECURITIES involve the purchase of DEBT OBLIGATIONS on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The Funds will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

         Segregated accounts will be established with the custodian, and the Funds will maintain liquid assets in an amount at least equal in value to the Funds' commitments to purchase when-issued securities. If the value of these assets declines, the Funds will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

         YANKEE BONDS are U.S. dollar denominated DEBT OBLIGATIONS issued by the U.S. by foreign banks and corporations.

         ZERO COUPON OBLIGATIONS are DEBT OBLIGATIONS that do not bear any interest, but instead are issued at a deep discount from face value or par. The value of a zero coupon obligation increases over time to reflect the interest accredited. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at face value or par and pay interest periodically.

                             INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

A Fund may not:

1. Invest more than 25% of its assets in any one industry, except that the money market funds may do so with respect to U.S. Government obligations and U.S. bank obligations. This limitation does not apply to the Hawaii Municipal Bond fund, but the Fund will not invest more than 25% of its assets in securities of non-governmental entities that are in the same industry.

2. Invest more than 5% of its assets in the securities of any one issuer (except for the Hawaii Municipal Bond Fund).

3. Acquire more than 10% of the voting securities of any one issuer, provided that this limitation shall apply only to 75% of the Fund's net assets except that this restriction does not apply to the Hawaii Municipal Bond Fund.

4.   Invest in companies for the purpose of exercising control.

5. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. To the extent that such borrowing exceeds 5% of the value of the borrowing Fund's assets, asset coverage of at least 300% is required. No Fund will purchase securities while its borrowings exceed 5% of its total assets.

6. Make loans, except that (a) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies; (b) each Fund may enter into repurchase agreements; and (c) the Equity, High Grade Income, Hawaii Municipal Bond, Money Market and Treasury Money Market Funds may engage in securities lending.

7. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by (5) above in aggregate amounts not to exceed 33% of total assets taken at current value at the time of the incurrence of such loan.

8. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts. However, each of the Funds (other than the Money Market and Treasury Money Market Funds) may invest in companies which invest in real estate, and in commodities contracts.

9. Make short sales of securities or purchase securities on margin, except that each Fund may obtain short-term credits as necessary for the clearance of security transactions.

10. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

11. Purchase securities of other investment companies, except as permitted by the 1940 Act and the rules and regulations thereunder.

12. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission (the "SEC").

13. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

NON-FUNDAMENTAL POLICY

     No Fund may invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets (except for all money market funds, for which the limit is 10%).

     The foregoing percentages will apply at the time the Fund purchases the security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

                                   THE ADVISER

         The Trust and First Hawaiian Bank (the "Adviser") have entered into an advisory agreement (the "Advisory Agreement") dated March 31, 1999. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

         The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by any state, the Adviser will bear the amount of such excess. The Adviser will not be required to bear expenses of the Trust to an extent which would result in a Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code.

         The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of the Trustees or a majority of outstanding shares of the Funds, as defined in the 1940 Act. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds by a majority of the outstanding shares of the Funds, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

         The Adviser is entitled to a fee which is calculated daily and paid monthly at an annual rate of 0.74% of the daily average net assets of the Equity Fund, 0.55% of the daily average net assets of the High Grade Income Fund, 0.35% of the daily average net assets of the Hawaii Municipal Bond Fund, 0.30% of the daily average net assets of the Money Market Fund and 0.30% of the daily average net assets of the Treasury Money Market Fund.

         For the fiscal years ended December 31, 1996, 1997 and 1998, the Funds paid the following advisory fees:


-------------------------------- ----------------------------------------- -----------------------------------------
                                            ADVISORY FEES PAID                       ADVISORY FEES WAIVED
-------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
                                     1996          1997          1998          1996          1997          1998
-------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
Equity Fund                           *          $311,840      $514,451         *          $121,268      $75,127
-------------------------------- ------------- ------------- ------------- ------------- ------------- -------------

High Grade Income Fund                *          $77,201       $94,508          *          $49,860       $47,128
-------------------------------- ------------- ------------- ------------- ------------- ------------- -------------

Hawaii Municipal Bond Fund            $0          $8,620       $16,208       $78,455       $84,733       $94,685
-------------------------------- ------------- ------------- ------------- ------------- ------------- -------------

Money Market Fund                  $931,000      $445,870      $558,662         $0         $328,496      $209,398
-------------------------------- ------------- ------------- ------------- ------------- ------------- -------------

Treasury Money Market Fund         $189,543      $192,621      $421,356      $126,363      $469,439      $545,821
-------------------------------- ------------- ------------- ------------- ------------- ------------- -------------

 -------------------------
 * Not in operation during such period.

                                 THE SUB-ADVISER

         The Adviser has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Wellington Management Company, LLP (the "Sub-Adviser") dated March 31, 1999, relating to the Money Market and Treasury Money Market Funds. Under the Sub-Advisory Agreement, the Sub-Adviser is entitled to fees which are calculated daily and paid monthly at an annual rate of 0.075% of the aggregate average daily net assets of the Money Market and Treasury Money Market Funds, respectively, up to $500 million and 0.020% of the aggregate average daily net assets of the Money Market and Treasury Money Market Funds, respectively, in excess of $500 million. Such fees are paid by the Adviser and the Sub-Adviser receives no fees directly from these Funds.

         For the fiscal years ended December 31, 1996, 1997 and 1998, the Money Market and Treasury Money Market Funds paid the following sub-advisory fees:

-------------------------------- ----------------------------------------- -----------------------------------------
                                          SUB-ADVISORY FEES PAID                   SUB-ADVISORY FEES WAIVED
-------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
                                     1996          1997          1998          1996          1997          1998
-------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
Money Market Fund                  $245,175      $193,585      $172,523         $0            $0            $0
-------------------------------- ------------- ------------- ------------- ------------- ------------- -------------

Treasury Money Market Fund         $ 78,977      $165,499      $214,421         $0            $0            $0
-------------------------------- ------------- ------------- ------------- ------------- ------------- -------------

---------------------------------
*    Not in operation during such period.

                                THE ADMINISTRATOR

         The Trust and SEI Investments Mutual Funds Services (the
"Administrator") have entered into an administration agreement (the "Administration Agreement") dated January 27, 1995. Under the Administration Agreement, the Administrator provides the Trust with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities. The Administrator also acts as shareholder servicing agent for the Funds.

         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

         For the fiscal years ended December 31, 1996, 1997 and 1998, the Funds paid the following administrative fees:

-------------------------------- ----------------------------------------- -----------------------------------------
                                         ADMINISTRATIVE FEES PAID                 ADMINISTRATIVE FEES WAIVED
-------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
                                     1996          1997          1998          1996          1997          1998
-------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
INSTITUTIONAL CLASS
-------------------------------- ------------- ------------- ------------- ------------- ------------- -------------

Equity Fund                           *          $78,619       $95,607          *          $38,478       $63,739
-------------------------------- ------------- ------------- ------------- ------------- ------------- -------------

High Grade Income Fund                *          $31,706       $30,902          *          $14,505       $20,602
-------------------------------- ------------- ------------- ------------- ------------- ------------- -------------

Hawaii Municipal Bond Fund            $0          $8,621       $15,841       $44,816       $44,724       $47,526
-------------------------------- ------------- ------------- ------------- ------------- ------------- -------------

Money Market Fund                  $326,909      $298,045      $307,224      $326,909      $218,415      $204,816
-------------------------------- ------------- ------------- ------------- ------------- ------------- -------------

Treasury Money Market Fund         $105,303      $255,368      $386,871      $105,000      $186,006      $257,914
-------------------------------- ------------- ------------- ------------- ------------- ------------- -------------

----------------------------
* Not in operation during such period.

     The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, The Arbor Fund, ARK Funds, Armada Funds, Boston 1784 Funds(R), CrestFunds(R), Inc., CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and UAM Funds, Inc. II.

         The Administrator is entitled to a fee, calculated daily and paid monthly, at an annual rate of 0.20% of average daily net assets of each of the Funds.

                         THE DISTRIBUTOR

         SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI, serves as a distributor. Financial institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers.

         Each Fund has adopted a shareholder servicing plan (the "Service Plan") under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to each Fund will be paid to the Distributor. Under the Service Plan, the Distributor may perform, or may compensate other service providers for performing, the following shareholder and administrative services: maintaining client account; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Service Plan, the Distributor may retain as profit any difference between the fee it receives and amount is pays to third parties.

         For the fiscal year ended December 31, 1998, the Funds incurred the following distribution expenses:

-------------------------------- ------------- -------------- ------------ ------------ -------------- -------------
                                                AMOUNT PAID
                                                  TO 3RD
                                                  PARTIES                                PROSPECTUS
                                                  BY THE                                 PRINTING &       COSTS
                                                DISTRIBUTOR                             MAILING COSTS   ASSOCIATED
                                                    FOR                                     (NEW           WITH
                                                DISTRIBUTOR      SALES                  SHAREHOLDERS   REGISTRATION
                                    TOTAL         RELATED      EXPENSES    ADVERTISING      ONLY)          FEES
FUND                              ($ AMOUNT)     SERVICES     ($ AMOUNT)   ($ AMOUNT)    ($ AMOUNT)     ($ AMOUNT)
                                                ($ AMOUNT)
-------------------------------- ------------- -------------- ------------ ------------ -------------- -------------
INSTITUTIONAL CLASS
-------------------------------- ------------- -------------- ------------ ------------ -------------- -------------

Equity Fund                        $77,851        $77,851         $0           $0            $0             $0
-------------------------------- ------------- -------------- ------------ ------------ -------------- -------------

High Grade Income Fund             $25,850        $25,850         $0           $0            $0             $0
-------------------------------- ------------- -------------- ------------ ------------ -------------- -------------

Hawaii Municipal Bond Fund         $31,077        $31,077         $0           $0            $0             $0
-------------------------------- ------------- -------------- ------------ ------------ -------------- -------------

Money Market Fund                  $255,357      $255,357         $0           $0            $0             $0
-------------------------------- ------------- -------------- ------------ ------------ -------------- -------------

Treasury Money Market Fund         $325,143      $325,143         $0           $0            $0             $0
-------------------------------- ------------- -------------- ------------ ------------ -------------- -------------

                               THE TRANSFER AGENT

           DST Systems, Inc. (the "Transfer Agent"), 330 W. 9th Street, Kansas City, Missouri 64105 serves as the Funds' transfer agent.

                                  THE CUSTODIAN

           Chase Manhattan Bank (the "Custodian"), New York, New York 10041 serves as the Funds' custodian.

                              INDEPENDENT AUDITORS

           PricewaterhouseCoopers LLP, 2400 Eleven Penn Center,
Philadelphia, Pennsylvania 19103 serves as the Funds' independent auditors.

                                  LEGAL COUNSEL

           Morgan, Lewis & Bockius LLP, 1701 Market Street,
Philadelphia, Pennsylvania 19103 serves as legal counsel to the Funds.

                       TRUSTEES AND OFFICERS OF THE TRUST

           The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. An asterisk (*) indicates an interested person as defined by the 1940 Act.

           *MARTIN ANDERSON (DOB 11/16/23) - Trustee - Attorney, Goodsill, Anderson, Quinn & Stifel since 1951.

           CHARLES E. CARLBOM (DOB 08/20/34) - Trustee - Senior
Executive - Mergers & Acquisitions, United Grocers, Inc. since 1999; President and CEO, United Grocers Inc. (1997-1999); President and CEO, Western Family Food Inc. - Western Family Holding Inc. (1982-1997).

           *PHILIP H. CHING (DOB 01/11/31) - Trustee - Retired since 1996; Vice Chairman, First Hawaiian Bank (1968-1996).

           TODD B. CIPPERMAN (DOB 02/14/66) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1995; Associate, Dewey Ballantine (law firm) (1994-1995); Associate, Winston & Strawn (law firm) (1991-1994).

           ROBERT DELLACROCE (DOB 12/17/63) - Controller, Chief Financial Officer - Director, Funds Administration and Accounting since 1994; Senior Audit Manager; Arthur Andersen LLP (1986-1994).

           LYDIA A. GAVALIS (DOB 06/05/64) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of the Administrator and the Distributor since 1998; Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange (1989-1998).

           JOHN H. GRADY, JR. (DOB 06/01/61) - Secretary; Partner since 1995, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor.

           KATHY HEILIG (DOB 12/21/58) - Vice President and Assistant Secretary - Treasurer of SEI Investments since 1997; Assistant Controller of SEI Investments since 1995; Vice President of SEI Investments since 1991.

           JAMES L. HUFFMAN (DOB 03/25/45) - Trustee - Dean and Professor, Lewis & Clark Law School since 1973.

           SHUNICHI KIMURA (DOB 03/15/30) - Trustee - Mediator - Mediation Specialists of Hawaii from (1994-1997); Judge - State of Hawaii Judiciary (1974-1994); Regent - University of Hawaii (1995-1996).

           ROBERT A. NESHER (DOB 08/17/46) - Trustee - The Advisors' Inner Circle Fund, The Arbor Fund, Boston 1784 Funds-Registered Trademark-, The Expedition Funds, Oak Associates Funds, Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust; Chairman SEI Mutual Funds since 1974; Trustee and Executive Vice President of the Administrator and the Distributor (1981-1994).

           JOSEPH M. O'DONNELL (DOB 11/13/54) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of the Administrator and the Distributor since 1998; Vice President and General Counsel, FPS Services, Inc. (1993-1997).

           SANDRA K. ORLOW (DOB 10/18/53) - Vice President and Assistant Secretary - Secretary of the Distributor since 1998; Vice President of the Distributor since 1988. Vice President and Assistant Secretary of the Manager since 1988; Assistant Secretary of the Distributor (1988-1998).

           *WILLIAM S. RICHARDSON (DOB 12/22/19) - Trustee - Retired since
1992.

           KEVIN P. ROBINS (DOB 04/15/61) - Vice President and Assistant Secretary - Senior Vice President, General Counsel and Assistant Secretary of SEI, the Administrator and Distributor since 1994. Vice President of SEI, the Administrator and Distributor (1992-1994).

           *PETER F. SANSEVERO (DOB 01/06/33) - Trustee - Regional Director of the Northwestern Region and First Vice President, Merrill Lynch (1958-1997).

           LYNDA J. STRIEGEL (DOB 10/30/48) - Vice President and Assistant Secretary of the Administrator and the Distributor since 1998; Senior Asset Management Counsel, Barnett Banks, Inc. (1997-1998); Partner, Groom and Nordberg, Chartered (1996-1997); Associate General Counsel, Riggs Bank, N.A. (1991-1995).

           MANUEL R. SYLVESTER (DOB 06/20/30) - Trustee - Retired since 1992.

           JOYCE S. TSUNODA (DOB 01/01/38) - Trustee - Chancellor - Community Colleges - University of Hawaii since 1983. Senior Vice President - University of Hawaii System since 1989.

---------------------------------- --------------------------------------- ----------------------------------------

NAME OF PERSON AND POSITION                      AGGREGATE                         TOTAL COMPENSATION FROM
                                                COMPENSATION                     REGISTRANT AND FUND COMPLEX
                                              FROM REGISTRANT                     PAID TO DIRECTORS FOR FYE
                                              FOR FYE 12/31/98                            12/31/98
---------------------------------- --------------------------------------- ----------------------------------------
Martin Anderson, Trustee*          $10,000                                 $10,000 for services on 1 board
---------------------------------- --------------------------------------- ----------------------------------------
Charles E. Carlbom,                $0                                      $0 for services on 1 board
---------------------------------- --------------------------------------- ----------------------------------------
Philip H. Ching, Trustee*          $10,000                                 $10,000 for services on 1 board
---------------------------------- --------------------------------------- ----------------------------------------
Todd B. Cipperman, Vice
President and Assistant Secretary  $0                                      $0 for services on 1 board
---------------------------------- --------------------------------------- ----------------------------------------
Robert Dellacroce, Controller
and Chief Financial Officer        $0                                      $0 for services on 1 board
---------------------------------- --------------------------------------- ----------------------------------------
Lydia A. Gavalis, Vice President
and Assistant Secretary            $0                                      $0 for services on 1 board
---------------------------------- --------------------------------------- ----------------------------------------
John H. Grady, Secretary           $0                                      $0 for services on 1 board
---------------------------------- --------------------------------------- ----------------------------------------
Kathy Heilig, Vice President and
Assistant Secretary                $0                                      $0 for services on 1 board
---------------------------------- --------------------------------------- ----------------------------------------
James L. Huffman, Trustee          $0                                      $0 for services on 1 board
---------------------------------- --------------------------------------- ----------------------------------------
Shunichi Kimura, Trustee           $10,000                                 $10,000 for services on 1 board
---------------------------------- --------------------------------------- ----------------------------------------
Robert A. Nesher, Trustee          $0                                      $0 for services on 1 board
---------------------------------- --------------------------------------- ----------------------------------------
Joseph M. O'Donnell, Vice
President and Assistant Secretary  $0                                      $0 for services on 1 board
---------------------------------- --------------------------------------- ----------------------------------------
Sandra K. Orlow, Vice President
and Assistant Secretary            $0                                      $0 for services on 1 board
---------------------------------- --------------------------------------- ----------------------------------------
William S. Richardson, Trustee*    $10,000                                 $10,000 for services on 1 board
---------------------------------- --------------------------------------- ----------------------------------------
Kevin P. Robins, Vice President
and Assistant Secretary            $0                                      $0 for services on 1 board
---------------------------------- --------------------------------------- ----------------------------------------
Peter S. Sansevero, Trustee*       $0                                      $0 for services on 1 board
---------------------------------- --------------------------------------- ----------------------------------------
Lynda J. Striegel, Vice
President and Assistant Secretary  $0                                      $0 for services on 1 board
---------------------------------- --------------------------------------- ----------------------------------------
Manuel R. Sylvester, Trustee       $10,000                                 $10,000 for services on 1 board
---------------------------------- --------------------------------------- ----------------------------------------
Joyce S. Tsunoda, Trustee          $10,000                                 $10,000 for services on 1 board
---------------------------------- --------------------------------------- ----------------------------------------

_________________
* Messrs. Ching, Anderson, Richardson and Sansevero are Trustees who may be deemed to be "interested" persons of the Trust as the term is defined in the 1940 Act.

         The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

                                   REPORTING

         The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other shareholder reports to shareholders of record.

                                   PERFORMANCE

         YIELDS. Yields are one basis upon which investors may compare the Funds with other funds; however, yields of other funds and other investment vehicles may not be comparable because of the factors set forth below and differences in the methods used in valuing portfolio instruments.

         The yield of a money market fund fluctuates, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in a money market fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

         MONEY MARKET FUND YIELDS. From time to time the Money Market and Treasury Money Market Funds advertise their "current yield" and "effective yield" (also called "effective compound yield"). Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of these Funds refers to the income generated by an investment in the Funds over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is similarly calculated but, when annualized, the income earned by an investment in the Funds is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

         The current yield of the Money Market and Treasury Money Market Funds will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield.

         The effective compound yield of these Funds is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting

1 from the result, according to the following formula: Effective Yield = (Base Period Return + 1) to the power of (365/7) - 1. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

         For the seven-day period ended December 31, 1998, the seven-day yield and seven-day effective yield for the Money Market Fund were 4.85% and 4.96%, respectively.

         For the seven-day period ended December 31, 1998, the seven-day yield and seven-day effective yield for the Treasury Money Market Fund were 4.53% and 4.63%, respectively.

         OTHER YIELDS. The Hawaii Municipal Bond Fund and the High Grade Income Fund may advertise a 30-day yield. The Hawaii Municipal Bond Fund also may advertise a 30-day tax-equivalent yield. Tax equivalent yields are computed by dividing that portion of the Fund's yield which is tax-exempt by 1 minus a stated federal and state income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt. (Tax equivalent yields assume the payment of Federal income taxes at a rate of 31% and Hawaii income taxes at a rate of 10%.) These figures will be based on historical earnings and are not intended to indicate future performance. The 30-day yield of these Funds refers to the annualized income generated by an investment in the Funds over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

         Yield = (2 (a - b/cd + 1) to the power of (6) - 1) where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

         Tax equivalent yields are computed by dividing that portion of a Fund's yield which is tax-exempt by one minus a stated federal and state income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt.

         For the 30-day period ended December 31, 1998, the 30-day yield and 30-day tax equivalent yield for the Institutional Class of the Hawaii Municipal Bond Fund were 4.43% and 8.15%, respectively.

         For the 30-day period ended December 31, 1998, the 30-day yield for the Institutional Class of the High Grade Income Fund was 4.44%.

                      CALCULATION OF TOTAL RETURN

         From time to time, certain of the Funds may advertise total return on an "average annual total return" basis and on an "aggregate total return" basis for various periods. Average annual total return reflects the average annual percentage change in the value of an investment in a Fund over a particular measuring period. Aggregate total return reflects the cumulative percentage change in value over the measuring period. Aggregate total return is computed according to a formula prescribed by the SEC. The formula can be expressed as follows: P (1 + T) to the power of (n) = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period or the life of the fund. The formula for calculating aggregate total return can be expressed as (ERV/P) - 1.

         The calculation of total return assumes reinvestment of all dividends and capital gain distribution on the reinvestment dates during the period and that the entire investment is redeemed at the end of the period. The performance results listed below refer to results for the fiscal year ended December 31, 1998.

--------------------------------------- -----------------------------------
                                           AVERAGE ANNUAL TOTAL RETURN
--------------------------------------- ----------------- -----------------
                                                               SINCE
FUND                                         1-YEAR          INCEPTION
--------------------------------------- ----------------- -----------------
INSTITUTIONAL CLASS
--------------------------------------- ----------------- -----------------
Equity Fund                                   33.05%            28.47%
--------------------------------------- ----------------- -----------------
High Grade Income Fund                         9.09%             8.90%
--------------------------------------- ----------------- -----------------
Hawaii Municipal Bond Fund                     5.84%             7.22%
--------------------------------------- ----------------- -----------------
Money Market Fund                              5.26%             5.33%
--------------------------------------- ----------------- -----------------
Treasury Money Market Fund                     5.10%             5.14%
--------------------------------------- ----------------- -----------------

         The Funds' performance may from time to time be compared to other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services), financial and business publications and periodicals, to broad groups of comparable mutual funds or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs. The Funds may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Funds may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capitals markets in the U.S. The Funds may use long term performance of these capital markets to demonstrate general long-term risk vs. reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Funds may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

         The Funds may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

                                PURCHASING SHARES

         Purchases and redemptions of shares of the Funds may be made on any day the New York Stock Exchange and the Federal Reserve wire system are open for business. Currently, the weekdays on which the Trust is closed for business are: New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day. Purchases and redemptions will be made in full and fractional shares that are calculated to three decimal places.

                                REDEEMING SHARES

         It is the Trust's policy to pay for redemptions in cash. The Trust retains the right, however, to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

         The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the New York Stock Exchange, the Adviser, the Administrator and/or the Custodian are not open for business.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value per share of the Money Market and Treasury Money Market Funds is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price these Funds would receive if they sold the instrument. During periods of declining interest rates, the daily yield of the Funds may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by these Funds resulted in a lower aggregate portfolio value on a particular day, a prospective investor in these Funds would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in these Funds would experience a lower yield. The converse would apply in a period of rising interest rates.

         The Money Market and Treasury Money Market Funds' use of amortized cost and the maintenance of these Funds' net asset value at $1.00 are permitted by regulations promulgated by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. These conditions currently require that the Funds maintain a dollar-weighted average maturity of 90 days or less, not purchase any instrument having a remaining maturity of more than 397 days, and will limit their investments to those U.S. dollar-denominated instruments which the Trustees determine to present minimal credit risks and which are of "eligible" quality. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Funds. Such procedures include the determination of the extent of deviation, if any, of the Funds' current net asset value per share calculated using available market quotations from the Funds' amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to Shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Funds incur a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of these Funds in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends.

         The securities of the Equity, High Grade Income and Hawaii Municipal Bond Funds are valued pursuant to prices and valuations provided by an independent pricing service. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

                                     TAXES

         The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situation, including their state and local tax liabilities.

FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

         The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

         Each Fund intends to qualify and elect to be treated as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which they may be subject.

         In order to qualify as a RIC, a Fund must distribute at least 90% of its net investment income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Included among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

         Some of the Funds may make investments in securities (such as STRIPS) that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment income the Funds must distribute to satisfy the distribution requirement. In some cases, the Funds may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the distribution requirement.

         Although each Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, each Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

         If the Funds fail to qualify for any taxable year as a RIC, all of their taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of a Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

FUND DISTRIBUTIONS

         Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares, to the extent of a Fund's earnings and profits. Each Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

         Each Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to shareholders who are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held the shares. If any such gains are retained, a Fund will pay federal income tax thereon.

         In the case of corporate shareholders, distributions (other than capital gains distributions) from a RIC generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by a Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Accordingly, it is not expected that any High Grade Income Fund, Hawaii Municipal Bond Fund, Money Market Fund, or Treasury Money Market Fund distribution will qualify for the corporate dividends-received deduction. Conversely, distributions from the Equity Fund generally will qualify for the corporate dividends-received deduction.

         Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November, or

December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund in the year in which the dividends were declared.

         Each Fund will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

SALE OR EXCHANGE OF FUND SHARES

         Generally, gain or loss on the sale or exchange of a share will be capital gain or loss that will be long-term if the Share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of a Fund with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of a Fund that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

         In certain cases, a Fund will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding.

FEDERAL EXCISE TAX

         If a Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. Each Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

ADDITIONAL CONSIDERATIONS FOR HAWAII MUNICIPAL BOND FUND

         The Fund intends to qualify to pay "exempt interest dividends" to its shareholders by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consist of obligations the interest on which is exempt from federal income tax. As long as this and certain other requirements are met, dividends derived from the Fund's net tax-exempt interest income will be "exempt interest dividends" that are excluded from your gross income for federal income tax purposes. Exempt interest dividends may, however, have collateral deferral income tax consequences, including alternative minimum tax consequences, as discussed below.

         Exempt-interest dividends may be subject to the alternative minimum tax imposed by Section 55 of the Code (the "Alternative Minimum Tax"). The Alternative Minimum Tax is imposed at a rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Alternative Minimum Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax. The Fund intends, when possible, to avoid investing in private activity bonds. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.

         The percentage of income that constitutes "exempt-interest dividends" will be determined for each year for the Fund and will be applied uniformly to all dividends declared with respect to the Fund during that year. This percentage may differ from the actual percentage for any particular day.

         Interest on indebtedness incurred or continued by shareholders to purchase or carry Shares of the Fund will not be deductible for federal income tax purposes. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.

         Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds should consult their tax advisors before purchasing Shares. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in trade or business a part of such a facility.

         Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt interest dividends.

         Issuers of bonds purchased by the Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

         The Fund may not be a suitable investment for tax-exempt shareholders and plans because such shareholders and plans would not gain any additional benefit from the receipt of exempt-interest dividends.

                              STATE AND LOCAL TAXES

         A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Depending upon state and local law, distributions by the Funds to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Funds.

HAWAII TAXATION

         The State of Hawaii has specifically adopted Sections 852 through 855 of the Code, which provisions provide for pass-through treatment of exempt interest dividends and capital gains, i.e., distributions by the Hawaii Municipal Bond Fund of dividends representing exempt interest and capital gains retain their original character in the hands of shareholders. As the State of Hawaii's Department of Taxation has confirmed in response to a request by special counsel for the Trust, distributions from the Hawaii Municipal Bond Fund to its shareholders which are attributable to interest on obligations exempt from income tax in the State of Hawaii will not be subject to Hawaii income tax in the hands of shareholders so long as at least 50% of the Hawaii Municipal Bond Fund's assets are invested in securities the interest from which is exempt from Hawaii state taxation. In addition, the Department of Taxation has confirmed that interest income on obligations issued by the U.S. Government and its territories is exempt from State of Hawaii income taxation. While the Hawaii Municipal Bond Fund intends to invest primarily in obligations which produce tax-exempt interest, if the Fund invests in obligations that are not exempt for Hawaii purposes, a portion of the Fund's distribution will be subject to Hawaii income tax.

                              FUND TRANSACTIONS

         Subject to policies established by the Trustees, the Adviser (and, where applicable, the Sub-Adviser) are responsible for placing the orders to execute transactions for the Funds. In placing orders, it is the policy of the Adviser to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. The Funds will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

         The money market securities in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.

         The Trust selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers provide transactions at best price and execution for the Trust. Best price and execution includes many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Trust's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Trust pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Trust either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

         The Trust may allocate out of all commission business generated by all of the Funds and accounts under management by the Adviser, brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends, assisting in determining portfolio strategy, providing computer software used in security analyses, and providing portfolio performance evaluation and technical market analyses. Such services are used by the Adviser in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used exclusively with respect to the Fund or account generating the brokerage.

         As provided in the Securities Exchange Act of 1934 (the "1934 Act"), higher commissions may be paid to broker-dealers who provide brokerage and research services than to broker-dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker-dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such broker-dealers are not, in general, higher than commissions that would be paid to broker-dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio transactions which generate commissions or their equivalent are directed to broker-dealers who provide daily portfolio pricing services to the Trust. Subject to best price and execution, commissions used for pricing may or may not be generated by the Funds receiving the pricing service.

         The Adviser may place a combined order for two or more accounts or Funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and Funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Funds, at the request of the Distributor, give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Trust portfolio transactions.

         The Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor to receive and retain such compensation.

         These rules further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Funds may direct commission business to one or more designated broker/dealers, including the Distributor, in connection with such broker/dealer's payment of certain of the Funds' expenses. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review the procedures periodically.

         Since the Trust does not market its shares through intermediary broker-dealers, it is not the Trust's practice to allocate brokerage business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place Fund orders with qualified broker-dealers who recommend the Trust to clients, and may, when a number of brokers and dealers can provide best price and execution on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

         The portfolio turnover rate for the Equity Fund was 30% for the fiscal year ending December 31, 1997 and 41% for the fiscal year ended December 31, 1998. The portfolio turnover rate for the Hawaii Municipal Bond Fund was 29% for the fiscal year ending December 31, 1997 and 21% for the fiscal year ended December 31, 1998. The portfolio turnover rate for the High Grade Income Fund was 32% for the fiscal year ending December 31, 1997 and 98% for the fiscal year ended December 31, 1998.

         For the fiscal year ended December 31, 1996, the Trust paid no brokerage fees. For the fiscal year ended December 31, 1997, the Trust paid $40,380. For the fiscal year ended December 31, 1998, the Trust paid $58,933.

                              DESCRIPTION OF SHARES

         The Agreement and Declaration of Trust ("Declaration of Trust") authorizes the issuance of an unlimited number of each series. Each share of each Fund represents an equal proportionate interest in that Fund with each other share of that Fund. Each share upon liquidation entitles a shareholder to a PRO RATA share in the net assets of that Fund, after taking into account additional distribution and transfer agency expenses attributable to Class A shares. Shareholders have no preemptive rights. The Agreement and Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. All consideration received by the Trust for shares of any additional series or separate class and all assets in which such consideration is invested would belong to that series or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

                                     VOTING

         Each share held entitles the shareholder of record to one vote. The shareholders of each Fund or class will vote separately on matters pertaining solely to that Fund or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

         Where the Trust's Prospectuses or Statements of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of
(1) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

                              SHAREHOLDER LIABILITY

         The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

                        LIMITATION OF TRUSTEES' LIABILITY

         The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their Offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

                             5% AND 25% SHAREHOLDERS

A shareholder owning of record or beneficially more than 25% of a particular Fund's shares may be considered to be a "controlling person" of that Fund. Accordingly, its vote could have a more significant effect on matters presented at shareholder meetings than the votes of the Fund's other shareholders. As of April 22, 1999, the following persons were the only persons who were record owners (or to the knowledge of the Adviser, beneficial owners) of 5% and 25% or more of the Fund's shares:

FUND                         SHAREHOLDER                               %
----                         -----------                               --
Equity Fund                  Miter & Co.                               91.60%
                             FBO TA
                             C/O Marshall & Ilsley Trust Co.
                             P.O. Box 2977
                             Milwaukee, WI  53201-2977

                             REINCO                                    5.95%
                             P.O. Box 1930
                             Honolulu, HI  96805-1930

High Grade Income Fund       Miter & Co.                               93.69%
                             FBA TA
                             C/O Marshall & Ilsley Trust Co.
                             P.O. Box 2977
                             Milwaukee, WI 53201-2977

Hawaii Municipal Bond Fund   FIDAC                                     36.61%
                             C/O Marshall & Ilsley Trust Co.
                             P.O. Box 2977
                             Milwaukee, WI 53201-2977

                             Miter & Co.                               19.22%
                             FBA TA
                             C/O Marshall & Ilsley Trust Co.
                             P.O. Box 2977
                             Milwaukee, WI 53201-2977

Money Market Fund            Maril & Co.                               85.23%
                             C/O First Hawaiian Bank
                             Trust & Investments Division
                             P.O. Box 3708
                             Honolulu, HI 96811-3708

                                   S-36


                             Maril & Co.                               11.80%
                             C/O First Hawaiian Bank
                             Trust & Investments Division
                             P.O. Box 3708
                             Honolulu, HI 96811-3708

Treasury Money Market Fund   Maril & Co.                               69.56%
                             C/O First Hawaiian Bank
                             Trust & Investments Division
                             P.O. Box 3708
                             Honolulu, HI 96811-3708

                             Maril & Co.                               30.37%
                             C/O First Hawaiian Bank
                             Trust & Investments Division
                             P.O. Box 3708
                             Honolulu, HI 96811-3708

                              FINANCIAL INFORMATION

         The Trust's financial statements for the fiscal year ended December 31, 1998, including notes thereto and the report of PricewaterhouseCoopers LLP thereon, are herein incorporated by reference. A copy of the 1998 Annual Report must accompany the delivery of this Statement of Additional Information.

                                   S-37